UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2026

BEACON FINANCIAL CORPORATION

(Exact name of the registrant as specified in its charter)

Delaware	001-15781	04-3510455
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

131 Clarendon Street
Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 425-4600

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	BBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Beacon Financial Corporation (the “Company”) held on May 13, 2026, the sixteen director nominees named in the Company’s Proxy Statement and set forth below were elected as directors of the Company to hold office for a term of one year and until their successors are duly elected and qualified. In addition, the Company’s stockholders (i) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026, and (ii) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company’s 2026 Proxy Statement.

The final voting results are set forth below.

(1) Election of directors:

	For	Withheld	Broker Non-Votes
David M. Brunelle	55,841,525	4,039,271	7,596,528
Mary Anne Callahan	57,353,688	2,527,108	7,596,528
Joanne Chang	57,329,431	2,551,365	7,596,528
Nina A. Charnley	57,337,121	2,543,675	7,596,528
Mihir A. Desai	57,373,387	2,507,409	7,596,528
Margaret Boles Fitzgerald	57,377,993	2,502,803	7,596,528
Willard I. Hill, Jr.	57,252,527	2,628,269	7,596,528
Thomas Hollister	57,256,902	2,623,894	7,596,528
William H. Hughes III	57,199,302	2,681,494	7,596,528
Sylvia Maxfield	56,919,638	2,961,158	7,596,528
Bogdan Nowak	57,221,946	2,658,850	7,596,528
John M. Pereira	57,271,938	2,608,858	7,596,528
Paul A. Perrault	57,236,362	2,644,434	7,596,528
Karyn Polito	56,953,974	2,926,822	7,596,528
Eric S. Rosengren	57,113,582	2,767,214	7,596,528
Merrill W. Sherman	57,391,532	2,579,264	7,596,528

(2) Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
66,088,120	1,319,591	69,603	7,596,528

(3) Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
35,782,771	23,800,639	297,386	7,596,528

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2026	BEACON FINANCIAL CORPORATION

	By:	/S/ Wm. Gordon Prescott
Wm. Gordon Prescott
General Counsel and Corporate Secretary